UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	February 23, 2011

Symetra Financial Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-33808	20-0978027
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

777 108th Avenue NE, Suite 1200, Bellevue, Washington		98004
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(425) 256-8000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective February 18, 2011, pursuant to the terms of the Symetra Financial Corporation Equity Plan, the independent sub-committee of the Compensation Committee of the Board of Directors of Symetra Financial Corporation (the "Company") approved a grant of 29,409 restricted shares of common stock and an award of 3,500 performance units to Thomas M. Marra, president and CEO of the Company.

On February 18, 2011, the Company and Mr. Marra entered into a Restricted Stock Agreement and a Performance Unit Award Agreement setting forth the terms of the restricted stock grant and performance unit award. The restrictions applicable to the restricted stock will lapse on December 31, 2012 provided that Mr. Marra remains employed with the Company through such vesting date. Notwithstanding the foregoing, upon a Termination Without Cause or termination of Mr. Marra’s employment by the Company due to Mr. Marra’s death or disability, the following amounts of restricted stock will vest and the restrictions shall lapse: if such termination is on or after February 18, 2011 but prior to December 31, 2011, the restrictions with respect to one-third of the restricted stock shall lapse, or if such termination is on or after the December 31, 2011 but prior to December 31, 2012, the restrictions with respect to two-thirds of the restricted stock shall lapse. The performance unit award relates to the 2011-2012 performance cycle.

The foregoing is a summary of the material terms of the Restricted Stock Agreement and the Performance Unit Award Agreement and do not purport to be complete, and, therefore, are qualified in their entirety by reference to the copies of such agreements filed herewith as Exhibit 10.1 and 10.2 respectively, and are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

10.1 Restricted Stock Agreement between Thomas M. Marra and Symetra Financial Corporation, dated February 18, 2011.

10.2 Performance Unit Award Agreement between Thomas M. Marra and Symetra Financial Corporation, dated February 18, 2011.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Symetra Financial Corporation

February 23, 2011	By:	/s/ George C. Pagos

Name: George C. Pagos
Title: Senior Vice President, General Counsel and Secretary

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Exhibit Index

Exhibit No.	Description

10.1	Restricted Stock Agreement between Thomas M. Marra and Symetra Financial Corporation, dated February 18, 2011
10.2	Performance Unit Award Agreement between Thomas M. Marra and Symetra Financial Corporation, dated February 18, 2011